UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2013

Affirmative Insurance Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50795	75-2770432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas	75001
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (972) 728-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)(1)	Appointment of Chief Executive Officer

On September 10, 2013, the Registrant’s Board of Directors voted to appoint its current Acting Chief Executive Officer, Michael J. McClure, age 53, to the position of Chief Executive Officer (“CEO”). Mr. McClure’s appointment to the position of CEO will be effective October 1, 2013.

Mr. McClure joined the Registrant in May 2007 as Senior Vice President of Financial Planning and Analysis. In November 2007, Mr. McClure was promoted to Registrant’s Executive Vice President and Chief Financial Officer. In April 2013, Mr. McClure was appointed the Registrant’s Acting CEO to facilitate the transition of duties from the Registrant’s current CEO, Gary Y. Kusumi. Prior to joining the Registrant, Mr. McClure was Interim Chief Accounting Officer and a Managing Director of Residential Capital Corporation from 2004 to May 2007. Mr. McClure is a Certified Public Accountant and holds an MBA in finance and business economics from the University of Chicago and a BBA in accounting from the University of Notre Dame.

The Registrant’s Board of Directors also voted to increase Mr. McClure’s base salary to $650,000 per year, effective October 1, 2013. The remaining terms and conditions of Mr. McClure’s employment continue to be subject to his Second Amended and Restated Executive Employment Agreement, dated January 7, 2011 and effective December 1, 2010, which is hereby incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the Commission on January 10, 2011, File No. 000-50795.

(c)(2)	Appointment of Chief Financial Officer

On September 10, 2013, the Registrant’s Board of Directors appointed Earl R. Fonville, age 49, to the position of Chief Financial Officer. Mr. Fonville’s appointment is effective immediately. Mr. Fonville joined the Registrant in August 2007 as Vice President and Corporate Controller. In November 2008, Mr. Fonville was appointed the Registrant’s Chief Accounting Officer. Prior to joining the Registrant, Mr. Fonville was Corporate Controller for Glencoe U.S. Holdings, Inc. from November 2004 to July 2007. From May 2002 to October 2004, Mr. Fonville was Corporate Controller for Meadowbrook Insurance Group, Inc. Mr. Fonville holds an MS and a BBA in accounting from Harding University and is a Certified Public Accountant.

The Registrant’s Board of Directors also voted to increase Mr. Fonville’s base salary to $300,000 per year, effective immediately. In his capacity as Chief Financial Officer, Mr. Fonville will remain as the Registrant’s principal accounting officer.

(d)	Election of Michael J. McClure to the Registrant’s Board of Directors

On September 10, 2013, the Registrant’s Board of Directors elected Michael J. McClure to the Registrant’s Board of Directors, effective September 10, 2013. Mr. McClure will serve on the Executive Committee of the Registrant’s Board of Directors. The information regarding Mr. McClure’s background and material compensatory arrangements as set forth in Item 5.02(c)(1) of this of this Current Report on Form 8-K is incorporated into this Item 5.02(d) by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and the Registrant’s actual results could differ materially from those contained any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Registrant’s expressed expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

Date: September 13, 2013	By:	/s/ Joseph G. Fisher
Name: Joseph G. Fisher
Title: Executive Vice President and General Counsel